Panorama Passage®

Panorama Premier

Supplement dated August 20, 2003

to the Prospectus dated May 1, 2003

Effective September 2, 2003, the above prospectuses are amended as follows:

On page 22, under Item (3), the following sentence is added at the end of the paragraph:

In the above paragraph (3) we list restrictions on transfers out of The Fixed Account. As of September 2, 2003, we are no longer enforcing these restrictions. We reserve the right to reinstate these restrictions at a future date and will provide appropriate advance notice.